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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 30, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, providing for the issuance of the CHL Mortgage Pass-Through Trust 2002-38, Mortgage Pass-Through Certificates, Series 2002-38).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-100418               95-4449516
          --------                   ----------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
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         On December 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-38. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1. The Pooling and Servicing Agreement, dated as of December 1, 2002, by and among the Company, Seller, Master Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CWMBS, INC.



                                         By: /s/ Darren Bigby
                                             ---------------------------------
                                             Darren Bigby
                                             Vice President



Dated:  January 29, 2003

                                  Exhibit Index
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Exhibit                                                     Page
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99.1.    Pooling and Servicing Agreement, dated as
         of December 1, 2002, by and among, the
         Company, Seller, Master Servicer and the
         Trustee.                                              6